Exhibit 10.8

Execution Version

AMENDMENT NO. 2 TO NOTE PURCHASE AND SECURITY AGREEMENT

This AMENDMENT NO. 2, is made as of August 2, 2011 (this “Amendment”), to the Note Purchase Agreement (as defined below), by and among TOWN HALL FUNDING I, a statutory trust duly organized under the laws of the State of Delaware, as the trust (the “Trust”), SALLIE MAE, INC., a Delaware corporation, as administrator (the “Administrator”), THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as the eligible lender trustee (the “Eligible Lender Trustee”), JPMORGAN CHASE BANK, N.A., a national banking association, BANK OF AMERICA, N.A., a national banking association, BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, THE ROYAL BANK OF SCOTLAND PLC, a bank organized under the laws of Scotland, DEUTSCHE BANK AG, NEW YORK BRANCH, a German banking corporation acting through its New York Branch, ALPINE SECURITIZATION CORPORATION, a Delaware corporation, and ROYAL BANK OF CANADA, a Canadian chartered bank acting through its New York Branch, each as agent on behalf of its related LIBOR Lender and/or its related Conduit Lenders, Alternate Lenders and Program Support Providers (collectively, the “Managing Agents”), and BANK OF AMERICA, N.A., as the administrative agent for the Conduit Lenders, Alternate Lenders, LIBOR Lenders and Managing Agents (in such capacity, the “Administrative Agent”). Capitalized terms, unless otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement.

W I T N E S S E T H

WHEREAS, the Trust, the Administrator, the Eligible Lender Trustee, the Lead Arrangers, the Conduit Lenders, the Alternate Lenders, the LIBOR Lenders, the Managing Agents, the Administrative Agent and the Syndication Agent are parties to that certain Note Purchase and Security Agreement, dated as of January 15, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Purchase Agreement”) and the parties hereto wish to amend the Note Purchase Agreement on the terms, and subject to the conditions, set forth below; and

WHEREAS, this Amendment is being executed and delivered pursuant to and in accordance with Section 10.01 of the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.01. Amendment of Definitions.

(a) The definition of “Required Ratings” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Required Ratings” means, with respect to the Class A Notes, “Aaa” by Moody’s or “AAA” by S&P; provided that, if the rating assigned by Moody’s or S&P to the Class

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A Notes is lower than the aforementioned rating solely as a direct result of such Rating Agency lowering its U.S. Debt Rating, then “Required Ratings” with respect to such Rating Agency shall mean the higher of (x) such Rating Agency’s U.S. Debt Rating or (y) “Aa2”, in the case of Moody’s, and “AA”, in the case of S&P.

(b) The definition of “U.S. Debt Rating” is hereby added to Section 1.01 of the Note Purchase Agreement in alphabetical order as follows:

“U.S. Debt Rating” means the bond rating of the government of the United States of America.

ARTICLE II

MISCELLANEOUS

SECTION 2.01. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following conditions precedent (and each party, by the execution hereof and delivery of its signature hereto, hereby acknowledges that all such conditions precedent have been satisfied or waived):

(a) execution and delivery of this Amendment by all parties hereto;

(b) satisfaction of the Rating Agency Condition;

(c) receipt by the Administrative Agent and each Managing Agent, in the form attached hereto as Exhibit A, of Amendment No. 2 to Amended and Restated Valuation Agent Agreement among the Trust, the Administrator, the Administrative Agent and each of the Co-Valuation Agents, duly executed by each party thereto; and

(d) receipt by the Administrative Agent of satisfactory evidence that the other FFELP Loan Facilities have been amended on terms substantially similar to those set forth in this Amendment.

SECTION 2.02. Representations and Warranties. The Administrator (on behalf of the Trust) makes the following representations and warranties for the benefit of the Administrative Agent and the Secured Creditors as of the date of this Amendment: (i) each of the representations and warranties contained in the Note Purchase Agreement is true and correct and (ii) no Amortization Event, Termination Event, Servicer Default or, to the best of the Trust’s or the Administrator’s knowledge, Potential Termination Event has occurred and is continuing after giving effect to this Amendment.

SECTION 2.03. Transaction Documents. On and after the date hereof, any reference to the Note Purchase Agreement in any Transaction Document shall be deemed to refer to the Note Purchase Agreement as amended by this Amendment and each of the parties hereto agrees that, for all purposes, this Amendment shall constitute a “Transaction Document” under and as defined in the Note Purchase Agreement.

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SECTION 2.04. No Course of Dealing. The Administrative Agent and the Managing Agents have entered into this Amendment on the express understanding with the Trust and the Administrator that in entering into this Amendment, the Administrative Agent and the Managing Agents are not establishing any course of dealing with the Trust or the Administrator. Other than as amended or modified by the terms of this Amendment, the Administrative Agent’s, the Conduit Lenders’, the LIBOR Lenders’, the Alternate Lenders’ and the Managing Agents’ rights to require strict performance with all other terms and conditions of the Note Purchase Agreement and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Administrative Agent, the Conduit Lenders, the LIBOR Lenders, the Alternate Lenders and the Managing Agents shall be obligated in any manner to execute any further amendments or waivers in the future.

SECTION 2.05. Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and are hereby ratified and confirmed.

SECTION 2.06. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 2.07. Execution in Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 2.08. Expense Provisions Apply. For the avoidance of doubt, Section 10.08 of the Note Purchase Agreement shall apply in respect of this Amendment.

SECTION 2.09. Eligible Lender Trustee.

(a) The parties hereto agree that the Eligible Lender Trustee shall be afforded all of the rights, immunities and privileges afforded to the Eligible Lender Trustee under the Trust Agreement in connection with its execution of this Amendment.

(b) Notwithstanding the foregoing, none of the Secured Parties shall have recourse to the assets of the Eligible Lender Trustee in its individual capacity in respect of the obligations of the Trust. The parties hereto acknowledge and agree that The Bank of New York Mellon Trust Company, National Association and any successor eligible lender trustee is entering into this

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Amendment solely in its capacity as Eligible Lender Trustee, and not in its individual capacity, and in no case shall The Bank of New York Mellon Trust Company, National Association (or any person acting as successor eligible lender trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Trust, all such liability, if any, being expressly waived by the parties hereto, any person claiming by, through, or under any such party.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE TRUST:

TOWN HALL FUNDING I

By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Second Amended and Restated Trust Agreement dated as of January 15, 2010 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By:	/s/ Michael G. Ruppel
	Name:	Michael G. Ruppel
	Title:	Vice President

THE ELIGIBLE LENDER TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Second Amended and Restated Trust Agreement dated as of January 15, 2010 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By:	/s/ Michael G. Ruppel
	Name:	Michael G. Ruppel
	Title:	Vice President

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

THE ADMINISTRATOR:

SALLIE MAE, INC.

By:	/s/ Mark D. Rein
	Name:	Mark D. Rein
	Title:	Vice President

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

THE ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Christopher Haynes
	Name:	Christopher Haynes
	Title:	Vice President

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

BANK OF AMERICA, N.A., as Managing Agent

By:	/s/ Christopher Haynes
	Name:	Christopher Haynes
	Title:	Vice President

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

JPMORGAN CHASE BANK, N.A., as Managing Agent

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

BARCLAYS BANK PLC, as Managing Agent

By:	/s/ Janette Lieu
	Name:	Janette Lieu
	Title:	Director

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

THE ROYAL BANK OF SCOTLAND PLC, as Managing Agent

By:	RBS Securities Inc., as agent

By:	/s/ Gregory S. Blanck
	Name:	Gregory S. Blanck
	Title:	Managing Director

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

DEUTSCHE BANK AG, NEW YORK BRANCH, as Managing Agent

By:	/s/ John A. Hupalo
	Name:	John A. Hupalo
	Title:	Director

By:	/s/ Chawey Wu
	Name:	Chawey Wu
	Title:	Vice President

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

ALPINE SECURITIZATION CORPORATION, as Managing Agent

By:	/s/ Robbin W. Conner
	Name:	Robbin W. Conner
	Title:	Director

By:	/s/ David Lister
	Name:	David Lister
	Title:	Director

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

ROYAL BANK OF CANADA, as Managing Agent

By:	/s/ Karen E. Stone
	Name:	Karen E. Stone
	Title:	Authorized Signatory

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)

Agreed and acknowledged

with respect to Section 2.05:

SLM CORPORATION

By:	/s/ Leo E. Subler
	Name:	Leo E. Subler
	Title:	Senior Vice President

SLM EDUCATION CREDIT FINANCE

CORPORATION

By:	/s/ Mark D. Rein
	Name:	Mark D. Rein
	Title:	Vice President

Signature Page to

Amendment No. 2 to

Note Purchase and Security Agreement

(Town Hall Funding I)